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                                                             EXHIBIT 10.4


                    FIRST AMENDMENT TO EQUITY CALL AGREEMENT


                  THIS FIRST AMENDMENT TO EQUITY CALL AGREEMENT (this "Amendment"), dated as of November 20, 2001, is made by and among Orius Corp., a Florida corporation ("Holdings"), NATG Holdings, LLC, a Delaware limited liability company ("Borrower"), the investors party to the Equity Call Agreement in their capacities as Equity Investors (collectively, the "Equity Investors") and Bankers Trust Company, in its capacity as administrative agent ("Administrative Agent") for the Lenders (as defined in the hereinafter defined Credit Agreement).

                              W I T N E S S E T H :

         WHEREAS, Holdings, Borrower, the financial institutions from time to time party thereto, including Bankers Trust Company, in their capacities as lenders thereunder (collectively, the "Lenders," and each individually, a "Lender"), and Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of July 5, 2000, as amended, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Amended and Restated Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of or restructuring of all or any portion of the Indebtedness under such agreement or any successor agreements);

         WHEREAS, Holdings, Borrower, the Equity Investors and Administrative Agent have entered into the Equity Call Agreement dated as of July 27, 2001 (as used herein the term "Equity Call Agreement" means the Equity Call Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time) providing for the making of Capital Infusions by the Equity Investors under certain circumstances described therein;

         WHEREAS, Holdings, Borrower, the Lenders and Administrative Agent are party to a Fourth Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the "Fourth Amendment"); and

         WHEREAS, it is a condition precedent to the Fourth Amendment and to continued extensions of credit pursuant to the Credit Agreement that the Equity Investors, Holdings and Borrower shall have executed and delivered this Amendment;

         NOW, THEREFORE, in consideration of such benefits and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, and with full knowledge that Administrative Agent and the Lenders will rely on the contents of this Amendment in providing extensions of credit to Borrower under the Credit Agreement, Holdings, Borrower and each Equity Investor hereby certify to and covenant and agree with Administrative Agent as follows:

         1. Definitions. Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Equity Call Agreement.
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         2. Amendments to Equity Call Agreement. The Equity Call Agreement is
hereby amended as follows:

         (a) Section 2 of the Equity Call Agreement is amended by amending and restating such Section in its entirety to read as follows:

                  2. Equity Call Commitment. Each Equity Investor hereby commits, severally and for itself alone, subject to the terms and conditions of this Agreement, but otherwise irrevocably, to Administrative Agent and Lenders that if, at any time: (i) on or prior to July 21, 2002 the aggregate amount of cash balances of Borrower and its Subsidiaries (it being acknowledged and agreed by all of the parties hereto that the amount of such cash balances shall be deemed to include the amount of any Capital Infusion not yet made but for which an Equity Call Notice has been made in accordance with the terms hereof so long as such Capital Infusion is actually made within the time period required hereunder, and shall be deemed to include $10,000,000 from and after the Third Amendment Effective Date until such time as Holdings and Borrower receive the WSP Equity Infusion in accordance with the terms of the Third Amendment so long as such $10,000,000 is actually received by Holdings and Borrower on or prior to the tenth
         (10th) Business Day following the Third Amendment Effective Date) held in accounts with financial institutions and Cash Equivalents of Borrower and its Subsidiaries plus the amount of Availability falls below $15,000,000 for three (3) consecutive Business Days (a "Liquidity Shortfall"); (ii) on or prior to July 21, 2002 the Equity Investors receive a certificate from a Responsible Officer of Borrower certifying on behalf of Borrower that the Board of Directors of Borrower has elected to request that the Equity Investors make a Capital Infusion pursuant to this Agreement (a "Borrower Request"); (iii) upon an Event of Default under Section 10.1(a) of the Credit Agreement (a "Payment Default"); (iv) upon an Event of Default under Section 10.1(e) or (f) of the Credit Agreement (a "Bankruptcy or Insolvency Event"); (v) on or prior to July 21, 2002 the Majority Equity Investors elect to have the Equity Investors make a Capital Infusion and give written notice thereof to Borrower and Administrative Agent (an "Equity Investors Election"); or (vi) upon the occurrence of a Trigger Date (a "Trigger Event" and, together with each Liquidity Shortfall, Borrower Request, Payment Default, Bankruptcy or Insolvency Event and Equity Investors Election, each an "Equity Call Event"), each Equity Investor shall within twelve (12) Business Days after written notice is delivered by
         (1) Administrative Agent or Borrower (with a copy to Administrative Agent) to the Equity Investors, in the case of a Liquidity Shortfall or Trigger Event, (2) Administrative Agent to the Equity Investors, in the case of a Payment Default or a Bankruptcy or Insolvency Event, (3) Borrower to the Equity Investors and Administrative Agent in the case of a Borrower Request, and (4) the Majority Equity Investors to Borrower, Administrative Agent and the other Equity Investors, in the case of an Equity Investors Election (any such notice described in clauses (1), (2), (3) and (4) above, an "Equity Call Notice"), make such Equity Investor's Pro Rata Share of a Capital Infusion to Holdings (with Holdings being obligated to simultaneously make a capital contribution in the same amount as such contribution to Borrower)

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         which Capital Infusion shall be (w) in the case of a Trigger Event, in an aggregate amount necessary for the Revolving Loan Availability Ratio and the Capital Infusion Availability Ratio to be equaled as nearly as possible (subject to rounding) treating all Loans or Letters of Credit made or issued on or after the Fourth Amendment Effective Date (to the extent outstanding on the Trigger Date) as having been requested on such date rather than on the dates actually requested for purposes of determining the Revolving Loan Availability Ratio and the Capital Infusion Availability Ratio (provided that, in the case of a Trigger Event due to clause (i) of the definition of Trigger Date, Working Capital Loans outstanding on the Trigger Date shall be reduced by the amount of the Capital Infusion to be made as a result of such Trigger Event for purposes of calculating the amount of such Capital Infusion and the applicable Revolving Loan Availability Ratio and Capital Infusion Availability Ratio), (x) in the case of a Payment Default or a Liquidity Shortfall, in an aggregate amount then necessary to cure such Payment Default or Liquidity Shortfall (or, if the Maximum Infusion Balance at the time of determination thereof is less than the amount necessary to effect such cure, in the entire amount of the Maximum Infusion Balance), (y) in the full amount of the Maximum Infusion Balance in the case of a Bankruptcy or Insolvency Event, and (z) in such amount as requested by Borrower in a Borrower Request or specified by the Majority Equity Investors in an Equity Investors Election (limited to the Maximum Infusion Balance at such time); provided, however, that, notwithstanding the foregoing, in no event shall the Equity Investors be required pursuant hereto to make any payments or be obligated for any amounts other than the Capital Infusions in an aggregate amount not to exceed the Maximum Infusion Amount; and provided further, that if the Maximum Infusion Balance is insufficient to obtain the cure of any such Trigger Event, Payment Default or Liquidity Shortfall, the Equity Investors nonetheless shall be obliged to make a Capital Infusion to the full extent of the Maximum Infusion Balance then available in mitigation thereof. Administrative Agent, Borrower and/or the Majority Equity Investors, as applicable, may make one Equity Call Notice or multiple Equity Call Notices; subject, however, to the foregoing limitation on the maximum amount of Capital Infusions. Each Equity Call Notice sent by Administrative Agent or Borrower regarding a Liquidity Shortfall shall specify the amount of such Liquidity Shortfall and include the amount of Availability used to calculate the Liquidity Shortfall and be accompanied by a copy of the most recent daily cash balance report received by Administrative Agent pursuant to Section 7.17 of the Credit Agreement. Each Equity Call Notice sent by Administrative Agent regarding a Payment Default shall specify the amount of such Payment Default. Each Equity Call Notice regarding a Trigger Event shall specify the amount of Capital Infusion necessary to cure such Trigger Event, the Revolving Loan Availability Ratio and Capital Infusion Availability Ratio and the outstanding principal amount of Loans and Letters of Credit made or issued on or after the Fourth Amendment Effective Date. Promptly upon receipt by Holdings of any Capital Infusion, Holdings shall simultaneously make a capital contribution in the same amount in cash to Borrower, provided that the proceeds of each Capital Infusion made pursuant to a

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         Trigger Event pursuant to clause (i) of the definition of Trigger Date or a Payment Default shall be paid over and delivered by the Equity Investors by wire transfer of immediately available funds directly to Administrative Agent, and not to Holdings, for application to the Obligations within twelve (12) Business Days after an Equity Call Notice is delivered to the Equity Investors. In the event that a Bankruptcy or Insolvency Event and a Trigger Event under clause (i) of the definition of Trigger Date occurs on the same date, then the Capital Infusion relating to such Trigger Event shall be fully satisfied as provided above prior to the making of a Capital Infusion pursuant to such Bankruptcy or Insolvency Event. Administrative Agent will apply the proceeds of each Capital Infusion received by Administrative Agent (i) pursuant to a Payment Default to the payment of the defaulted Obligations which caused such Payment Default and (ii) pursuant to a Trigger Event under clause (i) of the definition of Trigger Date to the payment of Working Capital Loans in accordance with the Credit Agreement. Promptly upon learning of a Liquidity Shortfall (other than through the receipt of an Equity Call Notice from Administrative Agent relating to a Liquidity Shortfall), Borrower shall notify in writing Administrative Agent and the Equity Investors of the amount thereof (it being acknowledged and agreed by all of the parties hereto that (i) such notice may be satisfied by Borrower's prompt delivery of an Equity Call Notice regarding a Liquidity Shortfall which satisfies the requirements set forth above in this Section 2 and (ii) the failure by Borrower to deliver such notice shall not in any way limit the right of Administrative Agent to deliver an Equity Call Notice regarding a Liquidity Shortfall and the Equity Investors' obligations to make a Capital Infusion with respect thereto). Holdings and Borrower hereby acknowledge and agree to the terms hereof and their obligations hereunder.

         3. Representations and Warranties. In order to induce Administrative Agent to enter into this Amendment and the Lenders to continue to make Loans and issue Letters of Credit pursuant to the Credit Agreement, each of Holdings and each Equity Investor hereby represents and warrants as of the date hereof to Administrative Agent and the Lenders that:

                  (a) Such Person (i) is a duly organized and validly existing corporation, limited liability company or other entity and is in good standing under the laws of the jurisdiction of its organization, and has all necessary power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a MAE.

                  (b) Such Person has all necessary power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment. Such Person has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy,

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insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) Neither the execution, delivery or performance by such Person of this Amendment, nor compliance by it with the terms and provisions hereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other agreement, contract or instrument to which such Person or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Organizational Documents of such Person.

                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Fourth Amendment Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment, or (ii) the legality, validity, binding effect or enforceability of this Amendment with respect to such Person.

                  (e) There are no actions, suits or proceedings pending or, to the best knowledge of such Person, threatened with respect to such Person (i) that could reasonably be expected to have a MAE or (ii) with respect to this Amendment or on the ability of such Person to perform its respective obligations hereunder.

         4. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

         5. Miscellaneous.

                  (a) This Amendment and the Equity Call Agreement constitute the sole and entire agreement among the Equity Investors, Holdings, Borrower and Administrative Agent with respect to the subject matter hereof.

                  (b) Time is of the essence of this Amendment.

                  (c) Wherever possible, any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or enforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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                  (d) The parties hereto agree and acknowledge that nothing
contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Equity Call Agreement other than as expressly set forth herein and further agree and acknowledge that the Equity Call Agreement (as amended hereby) remains and continues in full force and effect and is hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any rights, power or remedy of Administrative Agent under the Equity Call Agreement, nor constitute an amendment of any provision of the Equity Call Agreement. No delay on the part of Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Equity Call Agreement or partial or single exercise thereof, shall constitute an amendment thereof. On and after the date hereof each reference in the Equity Call Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Equity Call Agreement in the Credit Agreement and the other Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Equity Call Agreement as amended hereby. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 13(d) of the Equity Call Agreement.

                  (e) This Amendment may be executed in one or more counterparts and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

                  (f) All Section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of the provisions of this Amendment.

                  (g) This Amendment is a Loan Document and shall be governed and construed accordingly.

                            [signatures pages follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.


                            WILLIS STEIN & PARTNERS III, L.P.
                            By: Willis Stein & Partners Management III, L.P.,
                                   Its General Partner
                            By:  Willis Stein & Partners Management III, L.L.C.,
                                   Its General Partner

                            By:        /s/      Robert C. Froetscher
                                ------------------------------------------------
                            Name:               Robert C. Froetscher
                            Title:              Managing Director


                            WILLIS STEIN & PARTNERS DUTCH III - A, L.P.
                            By: Willis Stein & Partners Management III, L.P.,
                                   Its General Partner
                            By:  Willis Stein & Partners Management III, L.L.C.,
                                   Its General Partner

                            By:        /s/      Robert C. Froetscher
                                ------------------------------------------------
                            Name:               Robert C. Froetscher
                            Title:              Managing Director


                            WILLIS STEIN & PARTNERS DUTCH III - B, L.P.
                            By: Willis Stein & Partners Management III, L.P.,
                                   Its General Partner
                            By:  Willis Stein & Partners Management III, L.L.C.,
                                   Its General Partner

                            By:        /s/      Robert C. Froetscher
                                ------------------------------------------------
                            Name:               Robert C. Froetscher
                            Title:              Managing Director


                            WILLIS STEIN & PARTNERS III - C, L.P.
                            By: Willis Stein & Partners Management III, L.P.,
                                   Its General Partner
                            By:  Willis Stein & Partners Management III, L.L.C.,
                                   Its General Partner

                            By:        /s/      Robert C. Froetscher
                                ------------------------------------------------
                            Name:               Robert C. Froetscher
                            Title:              Managing Director


                            ORIUS CORP.

                            By:        /s/      Ronald L. Blake
                                ------------------------------------------------
                            Name:               Ronald L. Blake
                            Title:     Chairman of the Board, Chief Executive
                                         Officer and President

                            NATG HOLDINGS, LLC

                            By:        /s/      Ronald L. Blake
                                ------------------------------------------------
                            Name:               Ronald L. Blake
                            Title:              Vice President


                    FIRST AMENDMENT TO EQUITY CALL AGREEMENT
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                            BANKERS TRUST COMPANY,
                            as Administrative Agent

                            By:        /s/      Robert Telesca
                                ------------------------------------------------
                            Name:               Robert Telesca
                            Title:              Vice President



                    FIRST AMENDMENT TO EQUITY CALL AGREEMENT